                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.   20549


                                      FORM 8-K

                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): January 9, 1998
                                                            ---------------


                           FIRST EMPIRE STATE CORPORATION
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                     New York
          ----------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         1-9861                                       16-0968385
------------------------                -----------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



   One M&T Plaza, Buffalo, New York                   14240
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (716) 842-5445
                                                    --------------


                                 (NOT APPLICABLE)
          ----------------------------------------------------------
         (Former name or former address, if changed since last report)



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 Item 5.  Other Events.

     On January 9, 1998, First Empire State Corporation ("First Empire") issued a press release disclosing its earnings for the quarter and year ended December 31, 1997, together with related financial information about First Empire. A copy of First Empire's January 9 press release is filed as Exhibit 99 hereto and incorporated herein by reference.

     First Empire, First Empire's wholly owned subsidiary, Olympia Financial Corp. ("Olympia") and ONBANCorp, Inc. ("ONBANCorp") have entered into an Agreement and Plan of Reorganization, dated as of October 28, 1997, providing for the merger ("Merger") of ONBANCorp with and into Olympia, with Olympia as the surviving corporation ("Reorganization Agreement"). The Reorganization Agreement contemplated execution of an Agreement and Plan of Merger setting forth the terms and conditions of the Merger ("Plan of Merger"). The Plan of Merger now has been executed. A copy of the Plan of Merger is filed as
Exhibit 2 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed herewith or incorporated herein by reference:


      Exhibit No.

           2 Agreement and Plan of Merger dated as of October 28, 1997, by and among First Empire State Corporation, Olympia Financial Corp. and ONBANCorp, Inc.

          99 Press Release of First Empire State Corporation, dated January 9, 1998


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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST EMPIRE STATE CORPORATION



                                   By:  _________________________________
Date: February __, 1998                 Michael P. Pinto
                                        Executive Vice President
                                         and Chief Financial Officer




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                                   CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



Report Dated: January 9, 1998     Commission File Number: 1-9861
              ----------------                            --------


                           FIRST EMPIRE STATE CORPORATION
               (Exact name of registrant as specified in its charter)


                                      EXHIBITS





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                                   EXHIBIT INDEX


      Exhibit No.
      -----------
           2 Agreement and Plan of Merger dated as of October 28, 1997, by and among First Empire State Corporation, Olympia Financial Corp. and ONBANCorp, Inc.

          99 Press Release of First Empire State Corporation, dated January 9, 1998






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